UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2008
MedQuist Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ	08054

(address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 206-4000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment of Existing Indemnification Agreements
On August 19, 2008, MedQuist Inc. (the “Company”) amended Section 6 of the indemnification agreements with its executive officers (each an “Amendment”). Each Amendment requires the Company to obtain and maintain insurance policies providing such executive officers with coverage for losses in connection with their acts or omissions or to ensure the Company’s performance of its indemnification obligations under the indemnification agreements. A form of the Amendment is attached hereto as Exhibit 10.1.
Adoption of 2008 Second Half Management Incentive Plan
On August 19, 2008, the Board of Directors (the “Board”) of the Company approved the Company’s 2008 Second Half Management Incentive Plan (the “2008 Second Half Bonus Plan”). The 2008 Second Half Bonus Plan is substantially similar to the 2008 Management Incentive Plan (the “2008 First Half Bonus Plan”), described in the Company’s Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2008. Pursuant to the terms of the 2008 First Half Bonus Plan, payments were triggered and the 2008 First Half Bonus Plan became inactive upon the Company’s change of control as described in the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2008. The 2008 Second Half Bonus Plan was adopted to replace the 2008 First Half Bonus Plan. Payouts under the 2008 Second Half Bonus Plan are based on each participant’s performance as well as the achievement of certain Company financial goals. The Company financial goals established by the 2008 Second Half Bonus Plan, though not guaranteed, are capable of being achieved if eligible participants meet or exceed their individual performance objectives, the Company performs according to its 2008 operating plan and the assumptions in the Company’s 2008 operating plan are proven correct.
The 2008 base salary and the potential amount that could be earned by each of our named executive officers participating in the 2008 Second Half Bonus Plan (expressed as a percentage of base salary) is set forth in the table below:

		Potential
		Incentive	2008 Base
Name	Title	Compensation	Salary
Mark Ivie	Interim President, Interim Chief Executive Officer and Chief Technology Officer	45%	$285,516

Kathleen E. Donovan	Senior Vice President, Chief Financial Officer	45%	$386,250

R. Scott Bennett	Senior Vice President, Sales and Marketing	45%	$247,200

Mark R. Sullivan	General Counsel, Chief Compliance Officer and Secretary	45%	$237,930

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
The attached Exhibit Index is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: August 25, 2008	By:	/s/ Mark R. Sullivan
Mark R. Sullivan
General Counsel, Chief Compliance Officer and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Form of Amendment of Indemnification Agreement for Executive Officers.